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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                          -----------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 18, 1997
                                                          ---------------


                             SUMMIT TECHNOLOGY, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


       MASSACHUSETTS                 0-16937                    04-2897945
       -------------                 -------                    ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)


                                21 HICKORY DRIVE
                          WALTHAM, MASSACHUSETTS 02154
                          ----------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (617) 890-1234
                                                    --------------


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The undersigned Registrant hereby amends Item 7 of its Current Report on Form
8-K dated August 28, 1997 as follows:


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

        (a)    NOT APPLICABLE.
        (b)    PRO FORMA FINANCIAL INFORMATION.

                   Introduction

                   Unaudited Pro Forma Interim Consolidated Statement of Operations for the Six Months Ended June 30, 1997

                   Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1996

                   Unaudited Pro Forma Consolidated Balance Sheet at
                   June 30, 1997

                   Notes to Unaudited Pro Forma Consolidated Financial
                   Statements

        (c)    EXHIBITS

Exhibit Number                          Title
--------------                          -----

     2.1* Acquisition Agreement dated July 23, 1997 (the "Acquisition Agreement") between Summit Technology, Inc. (the "Registrant"), Refractive Centers
                                        International, Inc., a wholly-owned
                                        subsidiary of the Registrant ("RCII"),
                                        and LCA-Vision Inc. ("LCA"). The
                                        Registrant will furnish supplementally a copy of any omitted exhibit to the Acquisition Agreement to the Securities and Exchange Commission upon request.

     2.2* Shareholders' Agreement dated August 18, 1997 between the Registrant, LCA and certain shareholders named therein.

     2.3* Registration Rights Agreement dated August 18, 1997 between the Registrant and LCA.



------------------------
*Previously filed

                                     - 2 -
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUMMIT TECHNOLOGY, INC.



                                             By: /s/ Robert J. Palmisano
                                                 -------------------------------
                                                 Robert J. Palmisano
                                                 Chief Executive Officer

Date: October 24, 1997







                                     - 3 -

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                                  Introduction

Financial Statements, Pro Forma Financial Information

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On August 18, 1997 Summit Technology, Inc. ("Summit") entered into an agreement to sell 5,000,000 shares of outstanding common stock of Refractive Centers International, Inc. (RCII), par value $.01 per share, to LCA-Vision Inc. ("LCA"), in consideration for 16,164,361 shares of LCA common stock, par value $.001 per share. The 5,000,000 shares of RCII common stock sold by Summit represented all its ownership in RCII and 94.7% of the issued and outstanding shares of RCII common stock. LCA purchased the remaining 5.3% of the outstanding shares of RCII from certain option holders of RCII, who exercised their options prior to the closing, in exchange for shares of common stock of LCA.

The following unaudited pro forma consolidated financial information of Summit and subsidiaries reflects the continuing operating results of Summit as if RCII had been disposed of effective January 1, 1996. The gain on the sale of RCII will be shown as a component of discontinued operations and, accordingly, has not been reflected in the unaudited pro forma consolidated financial information. The unaudited pro forma consolidated balance sheet includes an investment in LCA common stock recorded at the estimated price per share at the time of the sale. Determination of the actual investment in LCA requires the preparation of a valuation of the LCA common stock received and retained by Summit. Summit is currently obtaining such a valuation.




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

Summit Technology, Inc. and Subsidiaries

Unaudited Pro Forma Interim Consolidated Statement of Operations
(in thousands, except per share amounts)



                                                               Six Months Ended
                                                               June 30, 1997(1)
                                                               ----------------

Net revenues                                                        $44,342
Cost of revenues                                                     28,213
                                                                    -------

         Gross Profit                                                16,129

Operating expenses:
         Selling, general and administrative                          8,669
         Research and development expenses                            3,236
         Legal expenses                                               4,249
                                                                    -------

Total operating expenses                                             16,154
                                                                    -------

         Operating loss                                                 (25)

Other income                                                          1,305
                                                                    -------

         Income before provision for income taxes                     1,280

         Provision for income taxes                                     108
                                                                    -------

         Net income                                                 $ 1,172
                                                                    =======

Net income per share                                                $   .04
                                                                    =======
Weighted average number of common
  shares and common share
  equivalents outstanding                                            31,243
                                                                    =======



See accompanying notes to unaudited pro forma consolidated financial statements


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

Summit Technology, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
Year ended December 31, 1996
(in thousands, except per share)

                                                       Unadjusted        Pro Forma        Adjusted
                                                         Balance        Adjustments        Balance
                                                         -------        -----------        -------

Net revenues                                            $ 80,477                          $ 80,477
Cost of revenues                                          62,438                            62,438
                                                        --------                          --------
Gross Profit                                              18,039                            18,039

Operating expenses:
    Selling, general and administrative expenses          24,802                            24,802
    Research and development expenses                      5,892                             5,892
    Legal expenses                                         6,009                             6,009
                                                        --------                          --------

    Total operating expenses                              36,703                            36,703

Operating loss from continuing operations                (18,664)                          (18,664)
                                                        --------                          --------


Other income                                               5,217                             5,217
                                                        --------                          --------

Net loss from continuing operations
    before provision for income taxes                    (13,447)                          (13,447)

Provision for income taxes                                    44                                44
                                                        --------                          --------

Net loss from continuing operations                     $(13,491)                         $(13,491)

Discontinued Operations:
    Loss from discontinued operations                    (18,766)        18,766(2)              --
    Loss on disposal of discontinued operations           (4,600)         4,600(2)              --
                                                        --------        -------           --------
Loss from discontinued operations                        (23,366)        23,366                 --
                                                        --------        -------           --------

Net loss                                                $(36,857)                         $(13,491)
                                                        ========                          ========

Loss per share from continuing operations                   (.44)                             (.44)
Loss per share from discontinued operations                 (.75)                               --
                                                        --------                          --------

Net loss per share                                      $  (1.19)                         $   (.44)
                                                        ========                          ========

Weighted average number of
    common shares outstanding                             30,956                            30,956
                                                        ========                          ========



See accompanying notes to unaudited pro forma consolidated financial statements


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

Summit Technology, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet
June 30, 1997
(in thousands)

                                                       Unadjusted       Pro Forma        Adjusted
                                                         Balance       Adjustments        Balance
                                                       ----------      -----------       --------
ASSETS
    Current assets:
         Cash and cash equivalents                      $ 34,476                          $ 34,476
         Short-term investments                           33,892          (3,802)(4)        30,090
         Accounts receivable, net                          9,187                             9,187
         Inventories, net                                 17,016                            17,016
         Prepaid expenses and other current assets         1,530                             1,530
         Due from related party                            1,605                             1,605
         Restricted cash                                   1,353                             1,353
         Notes receivable from officers                      185                               185
                                                        --------                          --------
                  Total current assets                    99,244                            95,442
    Investment in LCA                                         --          16,120 (3)        16,120
    Long-term investments                                  5,292                             5,292
    Property and equipment, net                            9,161                             9,161
    Patents, net                                           5,029                             5,029
    Other assets, net                                        496                               496
    Net assets held for discontinued operations           13,595         (13,595)(4)            --
                                                        --------         -------          --------

                  Total assets                          $132,817                          $131,540
                                                        ========                          ========

LIABILITIES AND STOCKHOLDERS' EQUITY

    Current liabilities:
         Account Payable                                $  3,582                          $  3,582
         Accrued expenses                                  5,058                             5,058
         Current maturities of long-term debt              5,101                             5,101
         Deferred revenues                                 2,588                             2,588
         Due to related party                              3,971                             3,971
                                                        --------                          --------
                  Total current liabilities               20,300                            20,300
    Long-term debt, less current maturities                8,997                             8,997
    Deferred taxes                                            69                                69
                                                        --------                          --------
                  Total liabilities                       29,366                            29,366

                                                                         (17,397)(4)

    Total stockholders' equity                           103,451          16,120 (3)       102,174
                                                        --------         -------          --------

    Total liabilities and stockholders' equity          $132,817                          $131,540
                                                        ========                          ========





See accompanying notes to unaudited pro forma consolidated financial statements


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

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1) No adjustment is necessary to the statement of operations for the six months ended June 30, 1997 as losses of the discontinued operations were applied against the accrual for discontinued operations recorded by Summit at December 31, 1996.

(2)    Adjustment to eliminate the loss from discontinued operations.

(3) Adjustment to reflect the LCA common stock to be retained by Summit subsequent to the distribution to Summit shareholders. An estimated price of $2.25 per share was used in this calculation to approximate the average value of LCA common stock discounted for liquidity and blockage. A valuation of the LCA common stock will be obtained by Summit management to determine the actual value of the investment.

(4) Adjustments to eliminate net assets held for discontinued operations and reduce investments to reflect the capital contribution to RCII required by the agreement. There is a corresponding decrease in equity.

















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